Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO AMENDED AND RESTATED
CREDIT AGREEMENT AND JOINDER AGREEMENT

This Amendment No. 4 to Amended and Restated Credit Agreement and Joinder Agreement (this “Agreement”) dated as of May 9, 2014 (the “Fourth Amendment Effective Date”) is among Triangle USA Petroleum Corporation, a Colorado corporation (the “Borrower”), Foxtrot Resources LLC, a Colorado limited liability company (the “Guarantor”), the undersigned Existing Lenders (as defined below), the New Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.            The Borrower, financial institutions party thereto as Lenders (the “Existing Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of April 11, 2013, the Consent Agreement dated as of June 28, 2013, the Amendment No. 1 to Amended and Restated Credit Agreement and Master Assignment dated as of July 30, 2013, the Amendment No. 2 to Amended and Restated Credit Agreement and Master Assignment dated as of October 16, 2013, and the Amendment No. 3 to Amended and Restated Credit Agreement dated as of January 13, 2014 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.            The Guarantor has entered into the Amended and Restated Guaranty Agreement dated as of April 11, 2013 (as amended, restated, or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.            The Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein.

D.            The Borrower has requested and the Lenders have agreed to increase the Borrowing Base simultaneously with the effectiveness of this Agreement.

E.            In connection with the increase in the Borrowing Base provided in this Agreement, each of Capital One, N.A., Citibank, N.A. and Comerica Bank (each a “New Lender”) desires to become a Lender party to the Credit Agreement and the Administrative Agent shall adjust the Commitments of the Lenders such that, after giving effect to the joinder of the New Lenders, the Commitments of the Lenders are as set forth on Schedule I hereto.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantor, the Administrative Agent, the Issuing Lender, each Existing Lender and each New Lenders hereby agree as follows:

Section 1.              Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.              Joinder of New Lenders and Adjustment to Commitments.

(a)           The Commitment of each Existing Lender is adjusted to the amount set forth opposite its name on Schedule I hereto.

(b)           Each New Lender is hereby added to the Credit Agreement as a Lender with the Commitment set forth opposite its name on Schedule I hereto, and each such New Lender agrees to be bound by all of the terms and provisions of the Credit Agreement binding on each Lender.

(c)           Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 5.2 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

(d)           The Administrative Agent, the Issuing Lender and the Borrower each hereby consents to the joinder of the New Lenders made under this Section 2.

Section 3.              Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 7 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)           Section 1.1 of the Credit Agreement is amended to add the following definitions in alphabetical order:

“Fourth Amendment” means the Amendment No. 4 to Amended and Restated Credit Agreement and Joinder Agreement dated as of the Fourth Amendment Effective Date the Borrower, the Guarantor, the Lenders party thereto, the Administrative Agent and the Issuing Lender.

“Fourth Amendment Effective Date” means May 9, 2014.

“Acquisition No. 1” means the acquisition of the Acquisition No. 1 Assets by the Borrower prior to August 1, 2014.

“Acquisition No. 1 Assets” means the Oil and Gas Properties, evaluated in the Engineering Report dated as of March 1, 2014 provided to the Administrative Agent and the Lenders on April 7, 2014, which Engineering Report covers properties solely in Williams County, North Dakota and which the Borrower intends to acquire from a third party identified to the Administrative Agent and the Lenders.

“Acquisition No. 1 Effective Date” means the date on which each of the following conditions has been satisfied: (a) the Borrower has acquired (or substantially simultaneously therewith shall have acquired) the Acquisition No. 1 Assets, with such reductions or modifications to the Acquisition No. 1 Assets as may be acceptable to the Administrative Agent, including any reduction of the Acquisition No. 1 Assets that may be subject to a Acquisition No. 1 Reduction Amount, and (b) the Borrower shall have paid to the Administrative Agent for the account of each Lender a Borrowing Base increase fee in an amount equal to 0.45% of the excess (if any) of (x) each Lender’s Pro Rata Share of the Borrowing Base immediately after the Acquisition No. 1 Effective Date over (y) such Lender’s Pro Rata Share of the Borrowing Base immediately prior to the Acquisition No. 1 Effective Date; provided that the Acquisition No. 1 Effective Date must occur prior to August 1, 2014.

“Acquisition No. 1 Reduction Amount” means, with respect to any Acquisition No. 1 Assets that either (a) will not be acquired by the Borrower, or (b) will be acquired by the Borrower, but are subject to title defects that are not acceptable to the Administrative Agent in its reasonable business judgment, an amount corresponding to the BB Value of such Acquisition No. 1 Assets, had such Acquisition No. 1 Assets been included in the most recently determined Borrowing Base.

“Permitted Distribution Amount” means an amount not to exceed the amount of cash contributions received from the Parent after the Fourth Amendment Effective Date and applied as consideration for Acquisition No. 1 or other acquisitions of Oil and Gas Properties acceptable to the Administrative Agent occurring prior to August 1, 2014; provided that such amounts of cash contributions are used for no purposes other than as consideration for Acquisition No. 1 or such other acquisitions of Oil and Gas Properties acceptable to the Administrative Agent.

(b)           Section 2.2(a) of the Credit Agreement is amended to read in its entirety as follows:

“(a)         Borrowing Base.  The Borrowing Base in effect as of the Fourth Amendment Effective Date has been set by the Administrative Agent and the Lenders and acknowledged by the Borrower as $355,000,000.  Such Borrowing Base shall remain in effect until the next redetermination or reduction made pursuant to this Section 2.2.  The Borrowing Base shall be determined in accordance with the standards set forth in Section 2.2(d) and is subject to periodic redetermination pursuant to Sections 2.2(b), and

2.2(c), reductions pursuant to Section 2.2(e) and increases pursuant to Section 2.2(f).”

(c)           Section 2.2(b)(i) of the Credit Agreement is amended to read in its entirety as follows:

“(i)          The Borrower shall deliver to the Administrative Agent on or before July 1, 2013 and July 1, 2014, an Internal Engineering Report dated effective as of June 1, 2013 or June 1, 2014, as applicable, and such other information as may be reasonably requested by any Lender with respect to the Oil and Gas Properties included or to be included in the Borrowing Base.  Within 30 days after the Administrative Agent’s receipt of such Internal Engineering Report and other information, (A) the Administrative Agent shall deliver to each Lender the Administrative Agent’s recommendation for the redetermined Borrowing Base, (B) the Administrative Agent and the Lenders shall redetermine the Borrowing Base in accordance with Section 2.2(d), and (C) the Administrative Agent shall promptly notify the Borrower in writing of the amount of the Borrowing Base as so redetermined.”

(d)           A new Section 2.2(f) of the Credit Agreement is added to read in its entirety as follows:

“(f)          Increases to Borrowing Base and Reallocation of Commitments.

(i)            Acquisition No. 1.  Effective on the Acquisition No. 1 Effective Date, the Borrowing Base shall be increased by an amount equal to $10,000,000 minus the Acquisition No. 1 Reduction Amount, if any (the “Acquisition No. 1 Increase Amount”).  The Acquisition No. 1 Increase Amount shall be allocated equally to each of (A) Capital One, N.A., (B) Citibank, N.A. and (C) Comerica Bank. Upon the effectiveness of the increase in the Borrowing Base described in this Section 2.2(f)(i), the Administrative Agent shall adjust the Commitments of the Lenders to correspond to the non-pro rata increase in the Borrowing Base and shall notify the Lenders and the Borrower of such adjusted Commitments and shall provide the Borrower and the Lenders a revised Schedule I reflecting such adjusted Commitments. Each Lender shall be deemed to have entered into an Assignment and Acceptance such that after giving effect to such Assignment and Acceptance the Commitment of each Lender shall equal the adjusted Commitments provided by the Administrative Agent hereunder.

(e)           Section 5.2(c)(i) is amended to read in its entirety as follows:

“(i)          As soon as available but in any event on or before July 1, 2013 and July 1, 2014, an Internal Engineering Report dated effective as of June 1, 2013 or June 1, 2014, as applicable;”

(f)            Section 5.14 is amended to read in its entirety as follows:

“Section 5.14        Post-Closing Covenant.

(a) within 10 Business Days (or such longer period to which the Administrative Agent may agree in its sole discretion) after the Acquisition No. 1 Effective Date, the Borrower shall provide Mortgages causing the Administrative Agent to have an Acceptable Security Interest in the Acquisition No. 1 Assets acquired by the Credit Parties.”

(g)           Section 6.1(j)(i) is amended to read in its entirety as follows:

“(i)          the aggregate principal amount of all such Second Lien Debt may not exceed $100,000,000 at any time;”

(h)           Section 6.9 of the Credit Agreement is amended to read in its entirety as follows:

“Section 6.9          Restricted Payments.  No Credit Party shall make, nor shall it permit any of its Subsidiaries to make any Restricted Payments except that:

(a)           so long as no Default, Event of Default or Borrowing Base Deficiency exists or would result therefrom (i) the Subsidiaries of the Borrower may make Restricted Payments to the Borrower or any other Credit Party that is a Subsidiary of the Borrower, and (ii) the Credit Parties may make Restricted Payments in respect of subordinated Debt permitted pursuant to Section 6.1(b) or (h);

(b)           so long as (i) no Default, Event of Default or Borrowing Base Deficiency exists or would result therefrom, (ii) after giving effect to such Restricted Payment, the Leverage Ratio calculated on a pro forma basis measuring EBITDAX as of the most recent fiscal quarter end for which financial statements have been delivered pursuant to Section 5.2(a) or (b), and measuring Debt as of the date such Restricted Payment is made (including the incurrence of Debt described in clause (iii) below incurred on the date such Restricted Payment is made) shall not be more than 3.50 to 1.00, and (iii) the sum of net cash proceeds received by the Borrower from (1) the incurrence of Debt issued pursuant to Section 6.1(i) (in excess of any amount applied to repay Debt issued pursuant to Section 6.1(j))

plus (2) the incurrence of Debt issued pursuant to Section 6.1(j) in excess of $60,000,000, collectively, equals or exceeds the Permitted Distribution Amount, the Borrower may make a single cash Restricted Payment to Parent within 30 Business Days after the condition in clause (iii) above has been satisfied, in an amount not to exceed the Permitted Distribution Amount; and

(c) the Borrower and any Subsidiary may pay any management fee or similar fee to any Affiliate of the Borrower or its Subsidiaries pursuant to the Management Agreement; provided that any amendments, modifications, or side letters with respect to the Management Agreement after the Closing Date are acceptable to the Administrative Agent.”

(i)            Schedule I to the Credit Agreement is amended to read in its entirety as set forth on Schedule I hereto.

Section 4.              Reaffirmation of Liens.

(a)           Each of the Borrower and the Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantor’s obligations under the Credit Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantor’s obligations under the Credit Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)           The delivery of this Agreement does not indicate or establish a requirement that any Credit Document requires the Guarantor’s approval of amendments to the Credit Agreement.

Section 5.              Reaffirmation of Guaranty.  The Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Credit Documents are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement.  The Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by the Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 6.              Representations and Warranties.  Each of the Borrower and the Guarantor represents and warrants to the Administrative Agent and the Lenders  that:

(a)           the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this

Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Credit Document;

(b)           (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)           as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 7.              Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)           Documentation. The Administrative Agent shall have received the following, duly executed by all the parties thereto, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders:

(1)           this Agreement, duly and validly executed by each party hereto;

(2)           A Note, if requested by any New Lender, in the amount of such New Lender’s pro forma Commitment after giving effect to each of the Borrowing Base increases provided herein.

(b)           Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Credit Document.

(c)           No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)           Fees. The Borrower shall have paid to the Administrative Agent for the account of each Lender a Borrowing Base increase fee in an amount equal to 0.45% of the excess (if any) of (x) each Lender’s Pro Rata Share of the Borrowing Base immediately after the Fourth Amendment Effective Date over (y) such Lender’s Pro Rata Share of the Borrowing Base immediately prior to the Fourth Amendment Effective Date.

(e)           Expenses.  The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement, including, without limitation, any upfront fee paid in connection with any increase to the Borrowing Base agreed to among the parties hereto.

Section 8.              Effect on Credit Documents.  Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Credit Documents.  This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Credit Documents.

Section 9.              Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 10.            Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

TRIANGLE USA PETROLEUM CORPORATION

By:	/s/ Jonathan Samuels
Name:	Jonathan Samuels
Title:	President

GUARANTOR:

FOXTROT RESOURCES LLC

By:	/s/ Jonathan Samuels
Name:	Jonathan Samuels
Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender and a Lender

By:	/s/ Joseph T. Rottinghaus
Name:	Joseph T. Rottinghaus
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

EXISTING LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

IBERIABANK,

as a Lender

By:	/s/ Cameron Jones
Name:	Cameron Jones
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

[SCHEDULE I TO AMENDMENT NO. 4 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

NEW LENDERS:

CAPITAL ONE, N.A.,
as a New Lender

By:	/s/ Mack Lambert
Name:	Mack Lambert
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

CITIBANK, N.A.,
as a New Lender

By:	/s/ Dustin S. Hansen
Name:	Dustin S. Hansen
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

COMERICA BANK,
as a New Lender

By:	/s/ Mark Fuqua
Name:	Mark Fuqua
Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]